UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2012

Obagi Medical Products, Inc.
(Exact name of registrant as specified in its charter)

001-33204
(Commission File Number)

Delaware	22-3904668
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3760 Kilroy Airport Way, Suite 500, Long Beach, CA 90806
 (Address of principal executive offices, with zip code)

(562) 628-1007
(Registrant’s telephone number, including area code)
Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On May 25, 2012, Obagi Medical Products, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Rights Agreement dated as of December 23, 2011 (the “Original Rights Agreement” and together with the Amendment, the "Rights Agreement") with American Stock Transfer & Trust Company, LLC, as rights agent.  The Amendment attempts to address certain matters raised by companies that issue proxy voting guidelines, such as Institutional Shareholder Services, prior to the time the Company's stockholders vote on the ratification of the Rights Agreement at the annual meeting of stockholders on June 6, 2012. The Amendment modifies the definition of a Qualifying Offer and the time frames in which: (i) stockholders representing at least ten percent (10%) of the Company’s common stock par value $0.001 per share (the “Common Shares”) may request the Company’s Board of Directors (the “Board”) to call a special meeting of stockholders to exempt the Qualifying Offer from operation of the Rights Agreement; and (ii) the Board must then call and hold such a special meeting.

Under the Original Rights Agreement, a Qualifying Offer is defined as an offer that is determined by a majority of the independent members of the Board to have several required characteristics, which are generally intended to preclude offers that are coercive, abusive or highly contingent.  Four of these characteristics include the following:

•
The offer must be subject only to the condition that a minimum of at least a majority of the outstanding Common Shares on a fully-diluted basis be tendered and not withdrawn as of the offer’s expiration date, and other customary terms and conditions, which conditions cannot include financing, funding or similar conditions or requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any of the Company’s other outside advisors;

•
The offer must be one pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than one hundred and twenty (120) business days and, if a stockholder demand is duly delivered to the Board at least ten (10) business days after the date of the special meeting or, if no special meeting is held within the required period, at least ten (10) business days following the end of such period, subject to certain exceptions set forth in the Rights Agreement;

•
The offer must be one pursuant to which the Company has received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) business days after any increase in the price offered, and after any bona fide alternative offer is commenced, subject to certain exceptions set forth in the Rights Agreement; and

•
The offer must be one pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

Under the Amendment, these four characteristics have been revised as follows (all revisions are in bold, italicized type):

•
The offer must be subject only to the condition that a minimum of at least a majority of the outstanding Common Shares on a fully-diluted basis be tendered and not withdrawn as of the offer’s expiration date, and other customary terms and conditions, which may include a condition based upon the occurrence of a material adverse event, but which conditions cannot include financing, funding or similar conditions or requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any of the Company’s other outside advisors;

•
The offer must be one pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror, subject to the conditions set forth above, that the offer will remain open for not less than ninety (90) calendar days and, if a stockholder demand is duly delivered to the Board at least ten (10) business days after the date of the special meeting or, if no special meeting is held within the required period, at least ten (10) business days following the end of such period, subject to certain exceptions set forth in the Rights Agreement;

•
The offer must be one pursuant to which the Company has received an irrevocable written commitment by the offeror, subject to the conditions set forth above, that the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) business days after any increase in the price offered, and after any bona fide alternative offer is commenced, subject to certain exceptions set forth in the Rights Agreement; and

•
The offer must be one pursuant to which the Company and its stockholders have received an irrevocable written commitment of the offeror, subject to the conditions set forth above, that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

A list of the other required characteristics for a Qualifying Offer, which were not affected by the Amendment, can be found on page 13 of the Company’s Proxy Statement for its forthcoming Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 27, 2012.

In addition, under the Original Rights Agreement, in the event that the Company receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the Common Shares then outstanding may request that the Board call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than ninety (90), nor later than one hundred and twenty (120), business days following the commencement of such offer. The Board must then call and hold such a meeting to vote on exempting such offer from the terms of the Agreement within the ninetieth (90th) business day following receipt of the stockholder demand for such meeting; provided that such period may be extended if, prior to such vote, the Company enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Company or the direct or indirect acquisition of more than fifty percent (50%) of its consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no person has become an Acquiring Person (as defined in the Original Rights Agreement), the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the Common Shares represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no person has become an Acquiring Person and no special meeting is held by the date required, the rights will be redeemed at the close of business on the tenth (10th) business day following that date.

        Under the Amendment, the required timeframes have been shortened such that in the event that the Company receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the Common Shares then outstanding may request that the Board call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than sixty (60), nor later than ninety (90), calendar days following the commencement of such offer. The Board must then call and hold such a meeting to vote on exempting such offer from the terms of the Agreement within the sixtieth (60th) calendar day following receipt of the stockholder demand for such meeting.

The description of the Amendment to the Original Agreement set forth above is qualified in its entirety by reference to the actual terms of  such Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to Rights Agreement, dated as of May 25, 2012, by and between Obagi Medical Products, Inc. and American Stock Transfer & Trust Company, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBAGI MEDICAL PRODUCTS, INC.

Date: May 25, 2012	By:	/s/ Preston S. Romm
Preston S. Romm
Chief Financial Officer